Exhibit 99.1

Sirona Reports Record Fiscal 2012 Fourth Quarter and Full Year Results

•	Fourth quarter revenues of $247.4 million, up 13.1% compared to prior year, or up 23.4% constant currency. Fiscal year 2012 revenues increased 7.2%, or up 12.6% constant currency.

•

Fourth quarter operating income, excluding amortization* of $11.7 million, totaled $57.1 million, up 25.5% compared to prior year (excluding a non-cash compensation charge). Fiscal 2012 operating income, excluding amortization* of $47.9 million, totaled $233.7 million, up 5.0% compared to prior year (excluding a non-cash compensation charge).

•

Sirona announces fiscal 2013 guidance: revenue growth of 9% to 11% constant currency, and EPS on a non-GAAP adjusted basis^ in a range of $3.33 to $3.43 (reflecting growth of approximately 10% to 13%).

Long Island City, New York, November 16, 2012 – Sirona (Nasdaq: SIRO), the dental technology leader, today announced its financial results for the quarter and fiscal year ended September 30, 2012.

Fourth Quarter Fiscal 2012 vs. Fourth Quarter Fiscal 2011 Financial Results Revenue was $247.4 million, an increase of $28.6 million or up 13.1% (and up 23.4% on a constant currency basis). The Company’s business segments grew as follows: CAD/CAM Systems increased 25.6% (up 36.5% on a constant currency basis), Treatment Centers increased 13.2% (up 28.0% on a constant currency basis), Imaging Systems increased 6.9% (up 14.0% on a constant currency basis), and Instruments increased 1.0% (up 14.0% on a constant currency basis).

Revenue in the United States increased 34.1%, while revenues outside the United States increased 5.7% (up 19.2% constant currency), with particularly robust performance in the Asia-Pacific region.

Gross profit was $132.1 million, up $21.4 million. Gross profit margin was 53.4% in the fourth quarter of Fiscal 2012, compared to 50.6% in the prior year. Gross profit margin as a percent of sales was positively impacted by better segment gross profit margin and lower amortization.

*	Operating income plus amortization and constant currency growth and results are non-GAAP financial measures that exclude certain items. Please refer to ”Reconciliation of GAAP and non-GAAP Information (unaudited)” in the attached exhibits for a description of these items.
^	This metric is a new, non-GAAP financial measure that excludes certain items. Please refer to ”Reconciliation of GAAP and non-GAAP Information (unaudited)” in the attached exhibits for a description of these items. The 10% to 13% growth rate for non-GAAP Adjusted EPS compares this new metric for fiscal 2013 guidance to fiscal 2012 non-GAAP Adjusted EPS re-calculated on the same basis.

Fourth quarter 2012 operating income excluding amortization expense was $57.1 million (operating income of $45.4 million plus amortization expense of $11.7 million), compared to $45.5 million (operating income of $25.0 million plus amortization expense of $13.9 million, plus a $6.6 million non-cash compensation charge) in the fourth quarter of 2011.

Net income for the fourth quarter of 2012 was $34.7 million, or $0.62 per diluted share, versus $13.8 million, or $0.24 per diluted share in the prior year period. Non-GAAP earnings per diluted share for the fourth quarter of 2012 was $0.71 compared to $0.68 in the prior year quarter.

At September 30, 2012, the Company had cash and cash equivalents of $151.1 million and total debt of $75.5 million, resulting in net cash of $75.6 million. This compares to net debt of $22.5 million at September 30, 2011.

Jost Fischer, Chairman and CEO of Sirona commented: “We had an outstanding fourth quarter, with every segment of our business growing double digits, constant currency and strong operating income growth. Fiscal 2012 was another year of double digit constant currency revenue growth for Sirona, where we exceeded sales expectations. We posted record revenues and earnings, strengthened our balance sheet, extended our global leadership position and introduced the revolutionary Omnicam. Our 12.6% constant currency revenue growth was particularly noteworthy compared to a record setting fiscal 2011 in which Sirona grew over 16% constant currency.”

Mr. Fischer continued: “For the year, Treatment Centers and CAD/CAM led our growth, up 15.1% and 13.9% respectively on a constant currency basis. Revenue growth was particularly strong in non-European international markets, led again by the Asia-Pacific region. The U.S. continues to improve for us, accelerating for the third consecutive quarter, ending up a robust 11.4% for the year. Although Germany was down due to a difficult IDS comparison to last year, we had our second best year ever in Germany, and the rest of Europe grew this quarter and for the year, on a constant currency basis. We ended our year with an unprecedented celebration at CEREC 27.5 where we received a standing ovation from a crowd of around 4,000 dental professionals with the launch of the revolutionary Omnicam. With the investment in our global sales and service infrastructure continuing to pay dividends and innovation as our top priority, we expect our momentum to continue into next year as reflected in our revenue guidance.”

Fiscal 2013 Guidance

Management anticipates fiscal year 2013 constant currency revenue growth to be in the range of 9% to 11%, and EPS on a non-GAAP adjusted basis^ in a range of $3.33 to $3.43 (reflecting growth of approximately 10% to 13%).

^	This metric is a new, non-GAAP financial measure that excludes certain items. Please refer to “Reconciliation of GAAP and non-GAAP Information (unaudited)” in the attached exhibits for a description of these items. The 10% to 13% growth rate for non-GAAP Adjusted EPS compares this new metric for fiscal 2013 guidance to fiscal 2012 non-GAAP Adjusted EPS re-calculated on the same basis.

Fiscal 2012 vs. Fiscal 2011 Financial Results

Revenue was $979.4 million, an increase of $65.5 million or up 7.2% (up 12.6% on a constant currency basis). The Company’s business segments grew as follows: CAD/CAM Systems increased 9.1% (up 13.9% on a constant currency basis), Imaging Systems increased 7.4% (up 11.5% on a constant currency basis), Treatment Centers increased 7.2% (up 15.1% on a constant currency basis), and Instruments increased 0.2% (up 7.5% on a constant currency basis).

Revenue in the United States increased 11.4%, while revenues outside the United States increased 5.5% (up 13.2% constant currency), with particularly robust performance in the Asia-Pacific region.

Gross profit was $524.0 million, up $40.3 million. Gross profit margin was 53.5% for Fiscal 2012, compared to 52.9% in the prior year. Gross profit margin as a percent of sales was positively impacted by lower amortization.

Fiscal 2012 operating income excluding amortization expense was $233.7 million (operating income of $185.7 million plus amortization expense of $47.9 million). This compares to 2011 operating income excluding amortization and a non-cash compensation charge of $222.5 million (operating income of $160.9 million plus amortization expense of $54.9 million, plus the $6.6 million charge).

Conference Call/Webcast Information

Sirona will hold a conference call to discuss its financial results at 8:30 a.m. Eastern Time on November 16, 2012. The teleconference can be accessed by calling +1 800.299.7635 (domestic) or +1 617.786.2901 (international) using passcode # 43749778. The webcast will be available via the Internet at http://ir.sirona.com and a presentation relating to the call will be available on our website. A replay of the conference call will be available through November 23, 2012 by calling +1 888 286 8010 (domestic) or +1 617 801 6888 (international) using passcode #17050016. A web archive will be available for 30 days at www.sirona.com.

About Sirona Dental Systems, Inc.

Sirona, the dental technology leader, has served dealers and dentists worldwide for more than 130 years. Sirona develops, manufactures, and markets a complete line of dental products, including CAD/CAM restoration systems (CEREC), digital intra-oral, panoramic and 3D imaging systems, dental treatment centers and handpieces. Visit http://www.sirona.com for more information about Sirona and its products.

Contact information:

Joshua Zable

Vice President, Investor Relations

+1 718 482 2184

joshua.zable@sirona.com

This press release contains forward-looking information about Sirona Dental Systems, Inc.’s financial results, guidance and estimates, business prospects, and products and services that involve substantial risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You can identify these statements by the use of words such as “may,” “could,” “estimate,” “will,” “believe,” “anticipate,” “think,” “intend,” “expect,” “project,” “plan,” “target,” “forecast”, and similar words and expressions which identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. For a discussion of such risks, uncertainties and other matters that could cause actual results to differ materially, including risks relating to, among other factors, the market for dental product and services, pricing, future sales volume of the Company’s products, the possibility of changing economic, market and competitive conditions, dependence on products, dependence on key personnel, technological developments, intense competition, market uncertainties, dependence on distributors, ability to manage growth, dependence on key suppliers, dependence on key members of management, government regulation, acquisitions and affiliations and currency exchange rate fluctuations, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K filed with the U.S. Securities and Exchange Commission, which can be accessed through the SEC’s website, www.sec.gov. This presentation contains non GAAP financial measures, which should not be viewed in isolation and do not purport to be an alternative to net income (loss) as an indicator of operating performance or an alternative to cash flows from operating activities as a measure of liquidity. The Company assumes no obligation to and expressly disclaims any obligation to update or revise any forward-looking statements contained in this document to reflect new information or future events or developments after the date any such statement is made.

SIRONA DENTAL SYSTEMS, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	UNAUDITED Three months ended September 30,		Year ended September 30,
	2012	2011	2012	2011
	$’000s (except per share amounts)		$’000s (except per share amounts)
Revenue	$247,364	$218,797	$979,351	$913,866
Cost of sales	115,285	108,080	455,400	430,214

Gross profit	132,079	110,717	523,951	483,652
Selling, general and administrative expense	76,912	74,637	295,659	277,081
Research and development	12,606	13,485	52,622	55,530
Provision for doubtful accounts and notes receivable	(338)	62	(75)	96
Net other operating income	(2,500)	(2,500)	(10,000)	(10,000)

Operating income	45,399	25,033	185,745	160,945
Loss/(gain) on foreign currency transactions, net	(382)	2,864	5,873	(5,668)
Loss on derivative instruments	(2,147)	2,140	(1,961)	3,302
Interest expense, net	984	1,020	3,767	3,883
Other expense/(income)	(529)	39	(257)	(101)

Income before taxes	47,473	18,970	178,323	159,529
Income tax provision	12,622	4,821	42,718	35,744

Net income	34,851	14,149	135,605	123,785
Less: Net income attributable to noncontrolling interests	115	391	1,773	1,992

Net income attributable to Sirona Dental Systems, Inc.	$34,736	$13,758	$133,832	$121,793

Income per share (attributable to Sirona Dental Systems, Inc. common shareholders):
- Basic	$0.63	$0.25	$2.41	$2.19
- Diluted	$0.62	$0.24	$2.36	$2.13
Weighted average shares—basic	55,128,904	56,080,442	55,524,188	55,735,422
Weighted average shares—diluted	56,388,273	57,466,184	56,755,396	57,292,996

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2012	September 30, 2011
	$ ‘000s (except per share amounts)
ASSETS
Current assets
Cash and cash equivalents	$151,088	$345,859
Accounts receivable, net of allowance for doubtful accounts of $1,408 and $1868, respectively	132,569	97,853
Inventories, net	81,007	93,028
Deferred tax assets	24,781	25,014
Prepaid expenses and other current assets	17,622	15,477
Income tax receivable	2,213	4,193

Total current assets	409,280	581,424
Property, plant and equipment, net of accumulated depreciation and amortization of $125,706 and $111,832, respectively	143,351	131,044
Goodwill	631,077	653,799
Investments	14	2,453
Restricted cash	—	655
Intangible assets, net of accumulated amortization of $446,447 and $412,428, respectively	288,556	346,442
Other non-current assets	9,368	2,884
Deferred tax assets	12,888	7,427

Total assets	$1,494,534	$1,726,128

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$51,961	$48,697
Short-term debt and current portion of long-term debt	478	368,403
Income taxes payable	14,906	6,811
Deferred tax liabilities	817	1,108
Accrued liabilities and deferred income	118,075	110,207

Total current liabilities	186,237	535,226
Long-term debt	75,000	—
Deferred tax liabilities	122,441	138,327
Other non-current liabilities	16,852	16,978
Pension related provisions	61,629	49,677
Deferred income	40,000	50,000

Total liabilities	502,159	790,208

Shareholders’ equity
Preferred stock ($0.01 par value; 5,000,000 shares authorized; none issued and outstanding)	0	0
Common stock ($0.01 par value; 95,000,000 shares authorized;
56,598,045 shares issued and 55,051,673 shares outstanding at Sept. 30, 2012; 56,292,420 shares issued and 55,815,323 shares outstanding at Sept. 30, 2011	566	563
Additional paid-in capital	699,279	685,617
Treasury stock (at cost)
1,546,372 shares held at cost at Sept. 30, 2012; 477,097 shares held at cost at Sept. 30, 2011	(69,058)	(19,749)
Excess of purchase price over predecessor basis	(49,103)	(49,103)
Retained earnings	437,471	303,639
Accumulated other comprehensive income/(loss)	(29,797)	11,309

Total Sirona Dental Systems, Inc. shareholders’ equity	989,358	932,276

Noncontrolling interests	3,017	3,644

Total shareholders’ equity	992,375	935,920

Total liabilities and shareholders’ equity	$1,494,534	$1,726,128

SIRONA DENTAL SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended September 30, 2012	Year ended September 30, 2011
	$’000s
Cash flows from operating activities
Net income	$135,605	$123,785
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	77,749	81,173
Compensation charge paid by shareholders	—	6,625
(Gain)/loss on disposal of property, plant and equipment	(91)	—
(Gain)/loss on derivative instruments	(1,961)	3,302
(Gain)/loss on foreign currency transactions	5,873	(5,668)
Deferred income taxes	(17,274)	(17,173)
Amortization of debt issuance cost	631	587
Share-based compensation expense	8,623	7,604
Changes in assets and liabilities
Accounts receivable	(38,301)	(14,202)
Inventories	8,824	(19,542)
Prepaid expenses and other current assets	(1,935)	8,861
Restricted cash	646	20
Other non-current assets	(290)	(453)
Trade accounts payable	4,600	6,191
Accrued interest on long-term debt	—	—
Accrued liabilities and deferred income	(6,674)	2,566
Other non-current liabilities	15,144	(2,997)
Income taxes receivable	1,954	(697)
Income taxes payable	8,246	(1,129)

Net cash provided by operating activities	$201,369	$178,853
Cash flows from investing activities
Investment in property, plant and equipment	(47,131)	(56,958)
Proceeds from sale of property, plant and equipment	105	—
Prepayments for other assets	(4,612)	—
Purchase of intangible assets	(514)	(203)
Purchase of long-term investments	—	(145)
Acquisition of business, net of cash acquired	—	(20,836)
Sale of business, net of cash sold	—	—

Net cash used in investing activities	$(52,152)	$(78,142)

	Year ended September 30, 2012	Year ended September 30, 2011
	$’000s
Cash flows from financing activities
Repayments of short-term and long-term debt	$(434,364)	$—
Proceeds from borrowings	138,932	—
Purchase of treasury stock	(49,309)	(19,465)
Debt issuance cost	(2,765)	—
Purchase of shares from noncontrolling interest	—	—
Dividend distributions to noncontrolling interest	(1,689)	(487)
Common shares issued under share based compensation plans	3,932	11,138
Tax effect of common shares exercised under share based compensation plans	(181)	8,501

Net cash used in financing activities	$(345,444)	$(313)
Change in cash and cash equivalents	(196,227)	100,398
Effect of exchange rate change on cash and cash equivalents	1,456	(6,306)
Cash and cash equivalents at beginning of period	345,859	251,767

Cash and cash equivalents at end of period	$151,088	$345,859

Supplemental information
Interest paid	$2,966	$3,380
Interest capitalized	237	450
Income taxes paid	44,795	46,923
Acquisition of business
Current assets	$—	$201
Non-current assets	—	47,255
Current liabilities	—	(269)
Non-current liabilities	—	(16,139)

	—	31,048
Cash paid	—	(20,895)

Fair value of liabilities incurred	$—	$10,153

Sale of business, net of cash sold
Current assets	$—	$—
Non-current assets	—	—
Current liabilities	—	—
Non-current liabilities	—	—

	$—	$—

Reconciliation of GAAP and Non-GAAP Information (unaudited)

HISTORICAL

Non-GAAP Adjusted Net Income Financial Measures (unaudited)

	Three months ended September 30, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$34,736	$0.62
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$11,419	$3,092	$8,327
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	(1,356)	(286)	(1,070)
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	(2,189)	(467)	(1,722)

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$40,271	$0.71

Note: Effective tax rate of 26.6% for Q4 2012

	Three months ended September 30, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc.			$13,758	$0.24
Adjustments
Non-cash compensation charge paid by shareholders	6,625	$—	$6,625
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$13,531	$2,716	$10,815
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of the $-denominated exclusivity fee	4,216	925	3,291
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of short-term intra-group loans	5,664	1,241	4,423

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$38,912	$0.68

Note: Effective tax rate of 18.8% for Q4 11, excluding the $6.6 million non-cash compensations expense

	Full year ended September 30, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. shareholders			$133,832	$2.36
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$46,622	$11,189	$35,433
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of the $-denominated exclusivity fee	2,559	614	1,945
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of short-term intra-group loans	3,677	882	2,795

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$174,005	$3.07

Note: Effective tax rate of 24% for FY 2012

	Full year ended September 30, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc.			$121,793	$2.13
Adjustments
Non-cash compensation charge paid by shareholders	6,625	$—	$6,625
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$53,562	$11,523	$42,039
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of the $-denominated exclusivity fee	499	107	392
Unrealized, non-cash loss/(gain) on revaluation of the carrying value of short-term intra-group loans	1,045	225	820

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$171,669	$3.00

Note: Effective tax rate of 21.5% for the full year FY11, excluding the $6.6 million non-cash compensations expense

Non-GAAP Adjusted Operating Income (unaudited)

	Three months ended September 30,		Full year ended September 30,
	2012	2011	2012	2011
	$ millions		$ millions
GAAP operating income	$45,399	$25,033	$185,745	$160,945
Adjustments
Amortization expense	11,743	13,874	47,949	54,941
Non-cash compensation charge paid by		6,625		6,625

Non-GAAP adjusted operating income	$57,142	$45,532	$233,694	$222,511

FORWARD-LOOKING

Non-GAAP Adjusted EPS Guidance (unaudited)

	Low End of Guidance
	Pre Tax	Tax Impact	After Tax	Per Diluted Share
	$ millions, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc.
Shareholders			$160	$2.83
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$38	$9	$29
(Gain)/Loss Foreign Currency Transactions, net**	—	—	—
(Gain)/Loss on derivative instruments, net**	—	—	—

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$189	$3.33

	High End of Guidance
	Pre Tax	Tax Impact	After Tax	Per Diluted Share
	$ millions, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc.			$166	$2.93
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	38	$9	$29
(Gain)/Loss Foreign Currency Transactions, net**	$—	—	$—
(Gain)/Loss on derivative instruments, net**	—	—	—

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$195	$3.43

**	We are unable to provide estimates for these items because we are unable to predict the 2013 and long-term impact of foreign exchange due to unpredictability of future changes in foreign exchange rates.

To supplement our consolidated financial statements, we use the following non-GAAP financial measures: (i) non-GAAP adjusted net income, and non-GAAP adjusted earnings per diluted share, which exclude, as applicable, amortization and depreciation expense resulting from the step-up to fair values of intangible and tangible assets related to past business combinations, unrealized, non-cash loss/(gain) on revaluation of the carrying value of the $-denominated exclusivity fee, unrealized, non-cash loss/(gain) on revaluation of the carrying value of short-term intra-group loans and any related tax effects; and (ii) non-GAAP adjusted operating income, which excludes amortization.

Commencing with fiscal 2013 guidance, and to supplement our business outlook, we use the following non-GAAP financial measures: non-GAAP adjusted net income, and non-GAAP adjusted earnings per diluted share, which exclude, as applicable, amortization and depreciation expense resulting from the step-up to fair values of intangible and tangible assets related to past business combinations, gain/loss on foreign currency transactions, gain/loss on derivative instruments and any related tax effects.

Also set forth above under the heading “FORWARD-LOOKING” are reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that they might not be comparable with similar non-GAAP measures used by other companies and that management must exercise judgment in determining which types of charges and other items should be excluded from its non-GAAP financial measures. Management currently compensates for these limitations by providing full disclosure of each non-GAAP financial measure and a reconciliation to the most directly comparable GAAP measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our “core operating performance”. Management believes that “core operating performance” represents Sirona’s operating performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from “core operating performance” the impact of acquisition-related intangible depreciation and amortization in order to compare our underlying financial performance to prior periods, certain charges related to currency revaluation of assets and liabilities that do not reflect our period-to-period core operating performance, and to the extent relevant in a particular period, any other cash or non-cash items that management does not view as indicative of its on-going operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal evaluation of period-to-period comparisons. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are provided to and used by our institutional investors and the analyst community to facilitate comparisons with prior and subsequent reporting periods. Constant Currency: We have included certain revenue information in this press release on a constant currency basis. This information is a non-GAAP financial measure. We additionally present revenue on a constant currency basis because we believe it facilitates a comparison of our operating results from period to period without regard to changes resulting solely from fluctuations in currency rates.

Sirona calculates constant currency revenue growth by comparing current period revenues to prior period revenues with both periods converted at the U.S. Dollar/Euro average foreign exchange rate for each month of the current period. The average exchange rate for the three months ended September 30, 2012, was $1.25141. The average exchange rate for the fiscal year ended September 30, 2012, was $1.29922 and varied from $1.23114 to $1.37045. For the three months and full year ended September 30, 2011, an average exchange rate converting Euro denominated revenues into U.S. Dollars of $1.41653 and $1.39570, respectively, was applied.

Our forecasted 2013 constant currency net revenue guidance excludes the impact of foreign exchange. We are unable to reconcile our projected 2013 constant currency net revenue growth to our full-year projected 2013 net revenue growth because we are unable to predict the 2013 and long-term impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates. Therefore, we are unable to provide a reconciliation of these measures.

The following is a reconciliation of (i) the historical non-GAAP adjusted earnings per diluted share reporting to (ii) non-GAAP adjusted earnings per diluted share calculated on the same basis as the new metric we announced today for fiscal 2013 guidance.

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended September 30, 2012				Three months ended September 30, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$34,736	$0.62			$34,736	$0.62
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$11,419	3,092	8,327		$11,419	3,092	8,327
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	(1,356)	(286)	(1,070)		(1,356)	(286)	(1,070)
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	(2,189)	(467)	(1,722)		(2,189)	(467)	(1,722)
(Gain)/loss on other foreign currency transactions	—	—	—		3,163	841	2,322
(Gain)/loss on derivative instruments	—	—	—		(2,147)	(571)	(1,576)

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$40,271	$0.71			$41,017	$0.73

*	tax impact calculated using an effective tax rate of 26.6%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended June 30, 2012				Three months ended June 30, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$30,298	$0.53			$30,298	$0.53
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$11,537	2,654	8,883		$11,537	2,654	8,883
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	3,153	725	2,428		3,153	725	2,428
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	4,822	1,109	3,713		4,822	1,109	3,713
(Gain)/loss on other foreign currency transactions	—	—	—		(5,300)	(1,219)	(4,081)
(Gain)/loss on derivative instruments	—	—	—		2,686	618	2,068

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$45,322	$0.80			$43,309	$0.76

*	tax impact calculated using an estimated effective tax rate of 23%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended March 31, 2012				Three months ended March 31, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$30,521	$0.54			$30,521	$0.54
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$11,707	2,693	9,014		$11,707	2,693	9,014
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	(1,742)	(401)	(1,341)		(1,742)	(401)	(1,341)
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	(2,303)	(530)	(1,773)		(2,303)	(530)	(1,773)
(Gain)/loss on other foreign currency transactions	—	—	—		5,395	1,241	4,154
(Gain)/loss on derivative instruments	—	—	—		(2,936)	(675)	(2,261)

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$36,421	$0.64			$38,314	$0.67

*	tax impact calculated using an estimated effective tax rate of 23%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended December 31, 2011				Three months ended December 31, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$38,277	$0.67			$38,277	$0.67
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$11,959	2,751	9,208		$11,959	2,751	9,208
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	2,503	576	1,927		2,503	576	1,927
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	3,347	770	2,577		3,347	770	2,577
(Gain)/loss on other foreign currency transactions	—	—	—		(3,620)	(833)	(2,787)
(Gain)/loss on derivative instruments	—	—	—		436	100	336

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$51,990	$0.91			$49,538	$0.87

*	tax impact calculated using an estimated effective tax rate of 23%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended September 30, 2011				Three months ended September 30, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$13,758	$0.24			$13,758	$0.24
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$13,531	2,716	10,815		$13,531	2,716	10,815
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	4,216	925	3,291		4,216	925	3,291
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	5,664	1,241	4,423		5,664	1,241	4,423
(Gain)/loss on other foreign currency transactions	—	—	—		(7,016)	(1,319)	(5,697)
(Gain)/loss on derivative instruments	—	—	—		2,140	402	1,738
Non-cash compensation charge paid by shareholders	6,625	—	6,625		6,625	—	6,625

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$38,912	$0.68			$34,953	$0.61

*	tax impact calculated using an effective tax rate of 18.8%, excluding the $6.6 million non-cash compensation expense

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended June 30, 2011				Three months ended June 30, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$36,331	$0.63			$36,331	$0.63
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$13,693	3,012	10,681		$13,693	3,012	10,681
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	(1,248)	(275)	(973)		(1,248)	(275)	(973)
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	(1,618)	(356)	(1,262)		(1,618)	(356)	(1,262)
(Gain)/loss on other foreign currency transactions	—	—	—		(569)	(131)	(438)
(Gain)/loss on derivative instruments	—	—	—		1,081	249	832

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$44,776	$0.78			$45,170	$0.78

*	tax impact calculated using an estimated effective tax rate of 21.5%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended March 31, 2011				Three months ended March 31, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$29,312	$0.51			$29,312	$0.51
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$13,192	2,902	10,290		$13,192	2,902	10,290
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	(3,878)	(853)	(3,025)		(3,878)	(853)	(3,025)
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	(4,347)	(956)	(3,391)		(4,347)	(956)	(3,391)
(Gain)/loss on other foreign currency transactions	—	—	—		3,889	856	3,033
(Gain)/loss on derivative instruments	—	—	—		(1,554)	(342)	(1,212)

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$33,186	$0.58			$35,008	$0.61

*	tax impact calculated using an estimated effective tax rate of 21.5%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Three months ended December 31, 2010				Three months ended December 31, 2010
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$42,392	$0.75			$42,392	$0.75
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$13,146	2,892	10,254		$13,146	2,892	10,254
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	1,408	310	1,098		1,408	310	1,098
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	1,346	296	1,050		1,346	296	1,050
(Gain)/loss on other foreign currency transactions	—	—	—		(3,515)	(773)	(2,742)
(Gain)/loss on derivative instruments	—	—	—		1,635	360	1,275

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$54,794	$0.96			$53,328	$0.94

*	tax impact calculated using an estimated effective tax rate of 21.5%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Year ended September 30, 2012				Year ended September 30, 2012
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$133,832	$2.36			$133,832	$2.36
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$46,622	11,189	35,433		$46,622	11,189	35,433
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	2,559	614	1,945		2,559	614	1,945
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	3,677	882	2,795		3,677	882	2,795
(Gain)/loss on other foreign currency transactions	—	—	—		(363)	30	(392)
(Gain)/loss on derivative instruments	—	—	—		(1,961)	(528)	(1,433)

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$174,005	$3.07			$172,178	$3.03

*	tax impact calculated using an effective tax rate of 24%

	GAAP Reconciliation to Old Non-GAAP				GAAP Reconciliation to New Non-GAAP
	Year ended September 30, 2011				Year ended September 30, 2011
	Pre Tax	Tax Impact*	After Tax	Per Diluted Share	Pre Tax	Tax Impact*	After Tax	Per Diluted Share
	$’000s, except per share amount				$’000s, except per share amount
GAAP net income attributable to Sirona Dental Systems, Inc. Shareholders			$121,793	$2.13			$121,793	$2.13
Adjustments
Amortization and depreciation expense resulting from the step-up to fair values of intangible assets related to past business combinations	$53,562	11,523	42,039		$53,562	11,523	42,039
(Gain)/loss on foreign currency transactions, net
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of the $-denominated exclusivity fee	499	107	392		499	107	392
Unrealized, non-cash (gain)/loss on revaluation of the carrying value of short-term intra-group loans	1,046	225	821		1,046	225	821
(Gain)/loss on other foreign currency transactions					(7,211)	(1,368)	(5,843)
(Gain)/loss on derivative instruments					3,302	669	2,633
Non-cash compensation charge paid by shareholders	6,625	—	6,625		6,625	—	6,625

Non-GAAP adjusted net income attributable to Sirona Dental Systems, Inc. shareholders			$171,670	$3.00			$168,460	$2.94

*	tax impact calculated using an effective tax rate of 21.5%, excluding the $6.6 million non-cash compensation expense